                                                                 Exhibit 10.3(D)

                                                                  --------------
                                                                  EXECUTION COPY
                                                                  --------------


                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     Assignment, Assumption and Recognition Agreement (the "Agreement"), dated May 31, 2007, is among Bank of America, National Association, a national banking association (the "Assignor"), Banc of America Funding Corporation, a Delaware corporation ("BAFC"), U.S. Bank National Association, a national banking association, not in its individual capacity, but solely, as trustee of the Banc of America Funding 2007-4 Trust (the "Assignee"), GMAC Mortgage, LLC, a Delaware limited liability company ("GMACM") and acknowledged by Wells Fargo Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding Trust 2007-4;

     WHEREAS, pursuant to that certain Assignment, Assumption and Recognition Agreement, dated as of August 4, 2004, by and among UBS Real Estate Securities Inc., the Assignor, GMACM, as servicer and ABN AMRO Mortgage Group, Inc. (the "UBS AAR Agreement"), which is attached in Appendix I hereto, the Assignor purchased the Mortgage Loans (as defined herein) from UBS Real Estate Securities Inc. and GMACM currently services the Mortgage Loans;

     WHEREAS, GMACM has agreed to service the Mortgage Loans pursuant to (a) that certain Master Flow Sale and Servicing Agreement, dated as of August 1, 2003, by and between the Assignor (as successor in interest to Banc of America Mortgage Capital Corporation ("BAMCC")), as purchaser, and GMACM, as seller, (b) that certain Global Amendment to Sale and Servicing Agreements, dated as of September 1, 2005, by and among GMACM, BAMCC and the Assignor and (c) that certain Regulation AB Compliance Addendum to the Master Flow Sale and Servicing Agreement, dated as of January 1, 2006, by and between GMACM and the Assignor (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix II hereto;

     WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

     WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

     WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing Agreement, dated the date hereof (the "Pooling Agreement"), among BAFC, the Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

     For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the UBS AAR Agreement, the Sale and Servicing Agreement and the mortgage loans delivered under the UBS AAR Agreement to the Assignor and listed on Exhibit A attached hereto (the "Mortgage Loans").

     The Assignor specifically reserves and does not assign to BAFC or the Assignee any right, title and interest in, to or under any mortgage loan subject to the UBS AAR Agreement or the Sale and Servicing Agreement other than the Mortgage Loans.

     2. The Assignor warrants and represents to, and covenants with, BAFC, GMACM and the Assignee that:

     a. The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

     b. The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to GMACM with respect to the UBS AAR Agreement, the Sale and Servicing Agreement or the Mortgage Loans;

     c. The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the UBS AAR Agreement, the Sale and Servicing Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the UBS AAR Agreement, the Sale and Servicing Agreement or the Mortgage Loans; and

     d. Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of
          Section 5 of the Securities Act or require registration pursuant thereto.

     3. From and after the date hereof, GMACM shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in the UBS AAR Agreement or the Sale and Servicing Agreement, GMACM shall service the Mortgage Loans pursuant to the Sale and Servicing Agreement, as modified by Section 8 hereof, for the benefit of the Assignee.

     4. GMACM acknowledges that a REMIC election will be made with respect to he Mortgage Loans and that the Master Servicer, pursuant to the Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage Loans. The Master Servicer shall be authorized to enforce directly against GMACM any of the obligations of GMACM to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of GMACM thereunder, the right to terminate GMACM under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by GMACM under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by GMACM under the Sale and Servicing Agreement, the right to examine the books and records of GMACM, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by GMACM. All remittances by GMACM shall be made to the account or accounts designated by the Master Servicer to GMACM in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING, ACCT: 3970771416, FFC TO: BAFC 2007-4 # 53150800.

     5. GMACM hereby represents and warrants to each of the other parties hereto
(i) that the representations and warranties of GMACM in Section 3.01 of the Sale and Servicing Agreement are true and correct in all material respects as of the date hereof with the same force and effect as though expressly made at and/or as of the date hereof, (ii) that it has serviced the Mortgage Loans in accordance with the terms of the UBS AAR Agreement, (iii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iv) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

     6. GMACM hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

     7. GMACM, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement solely with respect to the Mortgage Loans:

     a. Article I. The definition of "Qualified Substitute Mortgage Loan" is hereby replaced in its entirety with the following:

               "A mortgage loan eligible to be substituted by the Company for a Deleted Mortgage Loan which must, on the date of such substitution (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the principal balance of the Deleted Mortgage Loan; (ii) have a Mortgage Interest Rate not less than, and not more than 1% greater than the Mortgage Interest Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Section 3.02; (v) be of the same type as the Deleted Mortgage Loan; (vi) have a FICO score not less than that of the Deleted Mortgage Loan, (vii) have an LTV not greater than that of the Deleted Mortgage Loan; (viii) have a credit grade not lower in quality than that of the Deleted Mortgage Loan and
          (ix)  have the same  lien  status as the  Deleted  Mortgage  Loan."

     b. Section 3.01(i). Section 3.01(i) is hereby amended by deleting "corporation" and "Commonwealth of Pennsylvania" and replacing them with "limited liability company" and "State of Delaware," respectively.

     c. Section 3.01(iii). Section 3.01(iii) is hereby amended by deleting "articles of incorporation or by-laws" and replacing them with "limited liability agreement."

     d. Section 5.02. The second paragraph of Section 5.02 is hereby replaced in its entirety with the following:

          "Not later than the fifth (5th) business day of each month, the Company shall deliver to the Owner a monthly remittance advice in the form set forth in Exhibit E-1, in a mutually agreeable electronic format, as to the remittance on such Remittance Date and as to the period ending on the last day of the month preceding such Remittance Date, a delinquency report in the form set forth in Exhibit E-2, and a realized loss report in the form set forth in Exhibit E-3, each in a mutually agreeable electronic format."

          The exhibits referenced in this Section 7(d) are attached to this Agreement as Exhibit B hereto and replace Exhibit E to the Sale and Servicing Agreement in its entirety.

     e. Section 5.03. The last sentence of the first paragraph of Section 5.03 is hereby replaced in its entirety with the following:

          "The Company's obligation to make P&I Advances as to any Mortgage Loan shall continue through the earlier to occur of (a) the repurchase of the Mortgage Loan by the Company pursuant to Section 3.03 and (b) the Remittance Date following acquisition or disposition of title to the related Mortgaged Property through foreclosure or by delivery of a deed in lieu of foreclosure; provided, however, in connection with a securitization as contemplated under Article XII, the Company shall be obligated to make such advances through the Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property."

     f.   Section 6.07. Section 6.07 is hereby modified by replacing  subsection
          (ii) with the following:

          "result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Company has received an opinion of counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax."

     8. The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  U.S. Bank National Association
                  209 S. LaSalle Street, Suite 300
                  Chicago, Illinois 60604
                  Attention: Structured Finance Trust Services, BAFC 2007-4

     The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

                  Bank of America, National Association
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: Managing Director

     BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

                  Banc of America Funding Corporation
                  214 North Tryon Street
                  Charlotte, North Carolina 28255
                  Attention: General Counsel and Chief Financial Officer

     Wells Fargo Bank's address for purposes of all notices and correspondence related to its role as Master Servicer of the Mortgage Loans is:

                  Wells Fargo Bank, N.A.
                  9062 Old Annapolis Road
                  Columbia, Maryland  21045
                  Attention: Client Manager - BAFC 2007-4

     9. It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee on behalf of the Trust, in the exercise of the powers and authority conferred and vested in it under the terms of the Pooling Agreement, and (ii) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust (including, without limitation, any fees, expenses or indemnities payable under the UBS AAR or the Sale and Servicing Agreement), or be liable for the breach or failure of any obligation, representation, warranty or covenant of the Trust under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the UBS AAR or the Sale and Servicing Agreement.

                               [Signatures Follow]

     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                                     Bank of America, National Association, as Assignor


                                                     By:      /s/ Bruce W. Good
                                                         ----------------------------------------
                                                     Name:    Bruce W. Good
                                                     Title:   Vice President


                                                     U.S. Bank National
                                                     Association, as Assignee


                                                     By:      /s/ Melissa A. Rosal
                                                         ----------------------------------------
                                                     Name:    Melissa A. Rosal
                                                     Title:   Vice President


                                                     Banc of America Funding Corporation


                                                     By:      /s/ Scott Evans
                                                         ----------------------------------------
                                                     Name:    Scott Evans
                                                     Title:   Senior Vice President


                                                     GMAC Mortgage, LLC,
                                                     as servicer


                                                     By:  /s/ Patricia C. Taylor
                                                         ----------------------------------------
                                                     Name:    Patricia C. Taylor
                                                     Title:    Vice President


Acknowledged and Agreed
as of the date first above written:

Wells Fargo Bank, N.A., as master servicer


By:    /s/ Darron Woodus
    ---------------------------------
Name:    Darron Woodus
Title:   Assistant Vice President

                                    EXHIBIT A

                           Schedule of Mortgage Loans


                [Please see the Free Writing Prospectus filed and
                     accepted by the Securities and Exchange
                    Commission on May 30, 2007, with a filing
                    date of May 30, 2007 and accession number
                             0001379434-07-000105.]

                                    EXHIBIT B

Exhibit E-1: Standard File Layout

------------------------------------------------------------------------------------------ ------------- ----------------------- ---
                                                                                                                              Max
Column Name               Description                                                       Decimal      Format Comment      Size
------------------------------------------------------------------------------------------------- ------ ----------------------- ---
Each file requires the following fields:
------------------------------------------------------------------------------------------------ ------ ----------------------- ----
SER_INVESTOR_NBR           A value assigned by the Servicer to define a group of loans.           Text up to 20 digits
                                                                                                                               20
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
LOAN_NBR                   A unique identifier assigned to each loan by the investor.             Text up to 10 digits
                                                                                                                               10
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERVICER_LOAN_NBR          A unique number assigned to a loan by the Servicer.  This may          Text up to 10 digits
                           be different than the LOAN_NBR.                                                                     10
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SCHED_PAY_AMT              Scheduled monthly principal and scheduled interest payment that     2  No commas(,) or dollar
                           a borrower is expected to pay, P&I constant.                           signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
NOTE_INT_RATE              The loan interest rate as reported by the Servicer.                 4  Max length of 6
                                                                                                                                6
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
NET_INT_RATE               The loan gross interest rate less the service fee rate as           4  Max length of 6
                           reported by the Servicer.                                                                            6
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERV_FEE_RATE              The servicer's fee rate for a loan as reported by the Servicer.     4  Max length of 6
                                                                                                                                6
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERV_FEE_AMT               The servicer's fee amount for a loan as reported by the             2  No commas(,) or dollar
                           Servicer.                                                              signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
NEW_PAY_AMT                The new loan payment amount as reported by the Servicer.            2  No commas(,) or dollar
                                                                                                  signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
NEW_LOAN_RATE              The new loan rate as reported by the Servicer.                      4  Max length of 6
                                                                                                                                6
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
ARM_INDEX_RATE             The index the Servicer is using to calculate a forecasted rate.     4  Max length of 6
                                                                                                                                6
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
ACTL_BEG_PRIN_BAL          The borrower's actual principal balance at the beginning of the     2  No commas(,) or dollar
                           processing cycle.                                                      signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
ACTL_END_PRIN_BAL          The borrower's actual principal balance at the end of the           2  No commas(,) or dollar
                           processing cycle.                                                      signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
BORR_NEXT_PAY_DUE_DATE     The date at the end of processing cycle that the borrower's            MM/DD/YYYY
                           next payment is due to the Servicer, as reported by Servicer.                                       10
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERV_CURT_AMT_1            The first curtailment amount to be applied.                         2  No commas(,) or dollar
                                                                                                  signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERV_CURT_DATE_1           The curtailment date associated with the first curtailment             MM/DD/YYYY
                           amount. 10
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
CURT_ADJ_ AMT_1            The curtailment interest on the first curtailment amount, if        2  No commas(,) or dollar
                           applicable.                                                            signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERV_CURT_AMT_2            The second curtailment amount to be applied.                        2  No commas(,) or dollar
                                                                                                  signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
SERV_CURT_DATE_2           The curtailment date associated with the second curtailment            MM/DD/YYYY
                           amount. 10
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------
CURT_ADJ_ AMT_2            The curtailment interest on the second curtailment amount, if       2  No commas(,) or dollar
                           applicable.                                                            signs ($)                    11
-------------------------- ----------------------------------------------------------------- ---- ----------------------------------

                                      B-1


-------------------------- --------------------------------------------- ---- ------------------------------------------------------
Exhibit 1: Continued       Standard Loan Level File Layout

-------------------------------------------------------------------------------------------- ------------- --------------------- ---
Column Name                Description                                                      Decimal   Format Comment           Max
                                                                                                                              Size
-------------------------------------------------------------------------------------------- ----- -------------------------------
SERV_CURT_AMT_3            The third curtailment amount to be applied.                          2  No commas(,) or dollar
                                                                                                   signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
SERV_CURT_DATE_3           The curtailment date associated with the third curtailment              MM/DD/YYYY
                           amount. 10
-------------------------------------------------------------------------------------------- ----- -------------------------------
CURT_ADJ_AMT_3             The curtailment interest on the third curtailment amount, if         2  No commas(,) or dollar
                           applicable.                                                             signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
PIF_AMT                    The loan "paid in full" amount as reported by the Servicer.          2  No commas(,) or dollar
                                                                                                   signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
PIF_DATE                   The paid in full date as reported by the Servicer.                      MM/DD/YYYY
                                                                                                                              10
-------------------------------------------------------------------------------------------- ----- -------------------------------
                                                                                                   Action Code Key:
ACTION_CODE                The standard FNMA numeric code used to indicate the                     15=Bankruptcy,              2
                           default/delinquent status of a particular loan.                         30=Foreclosure, , 60=PIF,
                                                                                                   63=Substitution,
                                                                                                   65=Repurchase,70=REO
-------------------------------------------------------------------------------------------- ----- -------------------------------
INT_ADJ_AMT                The amount of the interest adjustment as reported by the             2  No commas(,) or dollar
                           Servicer.                                                               signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
SOLDIER_SAILOR_ADJ_AMT     The Soldier and Sailor Adjustment amount, if applicable.             2  No commas(,) or dollar
                                                                                                   signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
NON_ADV_LOAN_AMT           The Non Recoverable Loan Amount, if applicable.                      2  No commas(,) or dollar
                                                                                                   signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
LOAN_LOSS_AMT              The amount the Servicer is passing as a loss, if applicable.         2  No commas(,) or dollar
                                                                                                   signs ($)                  11
-------------------------------------------------------------------------------------------- ----- -------------------------------
Plus the following applicable fields:
--------------------------------------------------------------------------------------------- ----- -------------------------------
SCHED_BEG_PRIN_BAL         The scheduled outstanding principal amount due at the beginning      2  No commas(,) or dollar
                           of the cycle date to be passed through to investors.                    signs ($)                  11
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
SCHED_END_PRIN_BAL         The scheduled principal balance due to investors at the end of       2  No commas(,) or dollar
                           a processing cycle.                                                     signs ($)                  11
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
SCHED_PRIN_AMT             The scheduled principal amount as reported by the Servicer for       2  No commas(,) or dollar
                           the current cycle -- only applicable for Scheduled/Scheduled            signs ($)                  11
                           Loans.
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
SCHED_NET_INT              The scheduled gross interest amount less the service fee amount      2  No commas(,) or dollar
                           for the current cycle as reported by the Servicer -- only               signs ($)                  11
                           applicable for Scheduled/Scheduled Loans.
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
ACTL_PRIN_AMT              The actual principal amount collected by the Servicer for the        2  No commas(,) or dollar
                           current reporting cycle -- only applicable for Actual/Actual            signs ($)                  11
                           Loans.
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
ACTL_NET_INT               The actual gross interest amount less the service fee amount         2  No commas(,) or dollar
                           for the current reporting cycle as reported by the Servicer --          signs ($)                  11
                           only applicable for Actual/Actual Loans.
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
PREPAY_PENALTY_ AMT        The penalty amount received when a borrower prepays on his loan      2  No commas(,) or dollar
                           as reported by the Servicer.                                            signs ($)                  11
--------------------------- ----------------------------------------------------------------- ----- -------------------------------
PREPAY_PENALTY_ WAIVED     The prepayment penalty amount for the loan waived by the             2  No commas(,) or dollar
                           servicer.                                                               signs ($)                  11
--------------------------- ----------------------------------------------------------------- ----- -------------------------------

                                      B-2


------------------------------------------------------------------------- ----- ----------------------------------------------------
Exhibit 1: Continued       Standard Loan Level File Layout

-------------------------------------------------------------------------------------------- ------------- -------------------------
Column Name                Description                                                            Decimal  Format Comment      Max
                                                                                                                              Size
-------------------------------------------------------------------------------------------- ------------- -------------------------
MOD_DATE                   The Effective Payment Date of the Modification for the loan.                    MM/DD/YYYY
                                                                                                                              10
-------------------------------------------------------------------------------------------- ------------- -------------------------
MOD_TYPE                   The Modification Type.                                                          Varchar - value
                                                                                                           can be alpha or
                                                                                                           numeric             30
-------------------------------------------------------------------------------------------- ------------- -------------------------
DELINQ_P&I_ADVANCE_AMT     The current outstanding principal and interest advances made by          2      No commas(,)        11
                           Servicer.                                                                       or dollar signs ($)
-------------------------------------------------------------------------------------------- ------------- -------------------------
                           Flag to indicate if the repurchase of a loan is due to a breach                 Y=Breach
BREACH_FLAG                of Representations and Warranties                                               N=NO Breach         1
                                                                                                           Let blank if N/A
-------------------------------------------------------------------------------------------- ------------- -------------------------



Exhibit E-2: Standard File Layout - Delinquency Reporting

------------------------------- ---------------------------------------------------------------------------------- -------------- --
Column/Header Name                                Description                                        Decimal     Format Comment
------------------------------- ---------------------------------------------------------------------------------- -------------- --
SERVICER_LOAN_NBR                A unique number assigned to a loan by the Servicer.
                                 This may be different than the LOAN_NBR
------------------------------- ---------------------------------------------------------------------------------- -------------- --
LOAN_NBR                         A unique identifier assigned to each loan by the originator.
-------------------------------------------------- ---------------------------------------------------------------------------------
CLIENT_NBR                       Servicer Client Number
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
SERV_INVESTOR_NBR                Contains a unique number as assigned by an external servicer to identify a group of loans in their system.
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
BORROWER_FIRST_NAME              First Name of the Borrower.
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
BORROWER_LAST_NAME               Last name of the borrower.
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
PROP_ADDRESS                     Street Name and Number of Property
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
PROP_STATE                       The state where the  property located.
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
PROP_ZIP                         Zip code where the property is located.
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due to                               MM/DD/YYYY
                                 the servicer at the end of processing cycle, as reported
                                 by Servicer.
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                                 MM/DD/YYYY
-------------------------------- ---------------------------------------------------------------------------------- -------------- -
BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.
-------------------------------------------------- ---------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR              The case number assigned by the court to the bankruptcy
filing.
------------------------------------------------------------------------------------------------------------------- -------------- -
POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been approved                        MM/DD/YYYY
                                 by the courts
------------------------------------------------------------------------------------------------------------------- -------------- -
BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy. Either by                           MM/DD/YYYY
                                 Dismissal, Discharged and/or a Motion For Relief Was Granted.
------------------------------------------------------------------------------------------------------------------- -------------- -
LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The Servicer                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan Such As;
------------------------------------------------------------------------------------------------------------------- -------------- -
LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To End/Close                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed                                MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer with                             MM/DD/YYYY
                                 instructions to begin foreclosure proceedings.
------------------------------------------------------------------------------------------------------------------- -------------- -
ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue Foreclosure                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a Foreclosure                         MM/DD/YYYY
                                 Action
------------------------------------------------------------------------------------------------------------------- -------------- -
FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected to occur.                        MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                                          MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure sale.                2          No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------- -------------- -
EVICTION_START_DATE              The date the servicer initiates eviction of the borrower.                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the                                MM/DD/YYYY
                                 property from the borrower.
------------------------------------------------------------------------------------------------------------------- -------------- -
LIST_PRICE                       The price at which an REO property is marketed.                         2         No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------- -------------- -


                                       B-4

-------------------------------------------------- ---------------------------------------------------------------------------------
LIST_DATE                        The date an REO property is listed at a particular price.                         MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
OFFER_AMT                        The dollar value of an offer for an REO property.                        2        No commas(,) or
                                                                                                                   dollar signs ($)
------------------------------------------------------------------------------------------------------------------- -------------- -
OFFER_DATE_TIME                  The date an offer is received by DA Admin or by the Servicer.                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
REO_CLOSING_DATE                 The date the REO sale of the property is scheduled to close.                      MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                                           MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
OCCUPANT_CODE                    Classification of how the property is occupied.
------------------------------------------------------------------------------------------------------------------- -------------- -
PROP_CONDITION_CODE A code that indicates the condition of the property.
-------------------------------------------------- ---------------------------------------------------------------------------------
PROP_INSPECTION_DATE             The date a  property inspection is performed.                                     MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
APPRAISAL_DATE                   The date the appraisal was done.                                                  MM/DD/YYYY
------------------------------------------------------------------------------------------------------------------- -------------- -
CURR_PROP_VAL                    The current "as is" value of the property based on                     2
                                 brokers price opinion or appraisal.
------------------------------------------------------------------------------------------------------------------- -------------- -



Exhibit E-3: Calculation of Realized Loss/Gain Form 332- Instruction Sheet

          1. The numbers on the form correspond with the numbers listed below.

     Liquidation and Acquisition Expenses:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

     13.  The total of lines 1 through 12.

     2. Credits:

     14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

     22.  The total of lines 14 through 21.

          Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

     3. Total Realized Loss (or Amount of Any Gain)

     23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

Exhibit E-3: Calculation of Realized Loss/Gain Form 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________                     Date:  _______________
Phone:  ______________________  Email Address:_____________________

--------------------     --------------          ---------------------
Servicer Loan No.        Servicer Name           Servicer Address

--------------------     --------------          ---------------------


WELLS FARGO BANK, N.A. Loan No.______________________________________
Borrower's Name:________________________________________________________
Property Address:_______________________________________________________________

Liquidation and Acquisition Expenses:
(1)   Actual Unpaid Principal Balance of Mortgage Loan      $________________(1)
(2)   Interest accrued at Net Rate                          _________________(2)
(3)   Accrued Servicing Fees                                _________________(3)
(4)   Attorney's Fees                                       _________________(4)
(5)   Taxes                                                 _________________(5)
(6)   Property Maintenance                                  _________________(6)
(7)   MI/Hazard Insurance Premiums                          _________________(7)
(8)   Utility Expenses                                      _________________(8)
(9)   Appraisal/BPO                                         _________________(9)
(10)  Property Inspections                                  ________________(10)
(11)  FC Costs/Other Legal Expenses                         ________________(11)
(12)  Other (itemize)                                       $_______________(12)
          Cash for Keys________________________              ________________
          HOA/Condo Fees_______________________              ________________
          _____________________________________              ________________
          _____________________________________              ________________
          Total Expenses                                    $_______________(13)
Credits:
(14)  Escrow Balance                                        $_______________(14)
(15)  HIP Refund                                             _______________(15)
(16)  Rental Receipts                                        _______________(16)
(17)  Hazard Loss Proceeds                                   _______________(17)
(18)  Primary Mortgage Insurance Proceeds                    _______________(18)
(19)  Pool Insurance Proceeds                                _______________(19)
(20)  Proceeds from Sale of Acquired Property                _______________(20)

(21)  Other (itemize)                                        _______________(21)
          _____________________________________              ________________
          _____________________________________              ________________
      Total Credits                                         $_______________(22)

Total Realized Loss (or Amount of Gain)                     $_______________(23)

                                   APPENDIX I

                                UBS AAR Agreement

                            [Available upon request.]

                                   APPENDIX II

                          Sale and Servicing Agreement

                [Included as Exhibits 10.3(A), (B) and (C) to the
                Current Report on Form 8-K pursuant to which this
               Assignment, Assumption and Recognition Agreement is
                                     filed.]